UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CLAROS MORTGAGE TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Claros Mortgage Trust, Inc.

c/o Mack Real Estate Credit Strategies, L.P.

60 Columbus Circle, 20th Floor

New York, New York 10023

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

JUNE 3, 2026

SUPPLEMENT TO PROXY STATEMENT

May 19, 2026

This proxy statement supplement (this “Proxy Supplement”), dated May 19, 2026, supplements the definitive proxy statement on Schedule 14A (the “Proxy Statement”) of Claros Mortgage Trust, Inc. (the “Company”, “CMTG”, “we”, “us” or “our”) filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2026 and made available to stockholders in connection with the Company’s Annual Meeting of stockholders to be held virtually at www.virtualshareholdermeeting.com/CMTG2026 at 1:00 p.m., Eastern Daylight Time on June 3, 2026 and any additional proxy material filed with the SEC. You should read the entire Proxy Statement, this Proxy Supplement (which contains important information that supplements and updates the Proxy Statement), and any additional proxy materials carefully before voting your shares. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Proxy Statement.

It is important that your shares be represented at the Annual Meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, we urge you to submit a proxy as promptly as possible — by Internet, telephone or mail — so that your shares will be voted at the Annual Meeting.

PROPOSAL 1—ELECTION OF DIRECTORS

The following information supplements and updates the “Proposal 1 – Election of Directors” section contained in the Proxy Statement.

Nominees for Election as Directors – Substitute Nominee

On May 6, 2026, Andrew Silberstein advised the Board that he will retire from the Board effective as of May 11, 2026 in connection with his retirement from Almanac Realty Investors, a business unit of NB Alternatives Advisers LLC, an investment management firm (“Almanac”). Mr. Silberstein was originally elected to our Board pursuant to Almanac’s right to designate one director to our Board for so long as its affiliate owns 4.9% or more of the outstanding shares of our common stock (the “Designation Right”). Mr. Silberstein’s decision to retire from the Board is a result of his decision to retire from Almanac and is not the result of any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

As a result of his retirement from the Board, Mr. Silberstein will not stand for re-election at the Annual Meeting as originally contemplated by the Proxy Statement. Almanac has designated D. Pike Aloian as the replacement for Mr. Silberstein in accordance with the Designation Right. Effective as of May 11, 2026, Mr. Aloian was elected to the Board to replace Mr. Silberstein. The Board has nominated Mr. Aloian to be a substitute nominee for election at the Annual Meeting in place of Mr. Silberstein. Information relating to Mr. Aloian and his proposed election as a director at the Annual Meeting is being provided in this Proxy Supplement.

As stated in the Proxy Statement, which the proxy card distributed therewith incorporates by reference, if any nominee should be unable or unwilling to serve as a director, the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of such substitute nominee selected by our Board. The Board has nominated Mr. Aloian as a substitute nominee in place of Mr. Silberstein. Mr. Aloian has indicated that he is willing and able to continue to serve as a director following the Annual Meeting.

The Company has updated its proxy card and Notice and Access Card to reflect this substitution of nominees. However, the proxy card distributed with the Proxy Statement remains valid and stockholders who have already returned their proxy card or authorized a proxy over the Internet or by telephone do not need to take any action unless they want to change or revoke their voting instructions. See Voting Information Update below for additional information.

D. Pike Aloian, 71, has served as a director of the Company since May 11, 2026. Mr. Aloian joined Almanac Realty Investors, a business unit of NB Alternatives Advisers LLC, an investment management firm, in 1988 as Managing Director. He transitioned to a Senior Advisor role in 2025, responsible for representing Almanac on the boards of Merritt Properties since 1997, Sherman Associates Ventures since 2020 and Key Real Estate since 2021. He also serves on the board of EastGroup Properties (NYSE:EGP). He has served on the boards of Welcome Group from 2019 to 2025, Klein Enterprises from 2021 to 2025, Brandywine Realty Trust (NYSE:BDN) from 1999 to 2012 and CRT Properties (NYSE:CRO) from 1993 to 2005. Prior to joining Almanac in 1988, he was a vice president at The Harlan Company, where he was responsible for property acquisition, development and financing. He has also served as an adjunct professor of the Columbia University Graduate School of Business. Mr. Aloian graduated from Harvard College in 1976 and received an MBA from Columbia University in 1980. Mr. Aloian was elected to our Board pursuant to Almanac’s right to designate one director to our Board for so long as ARS VII Claros Investor, LP, an affiliate of Almanac, owns 4.9% or more of the outstanding shares of our common stock. We believe Mr. Aloian is qualified to serve on our Board based on his depth of experience in investment management, leveraged finance, and financial services, which gives our Board valuable industry-specific knowledge and expertise on these and other matters. Mr. Aloian does not beneficially own any shares of our common stock.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN OUR PROXY STATEMENT, AS UPDATED BY THIS PROXY SUPPLEMENT AND WHICH NOW INCLUDE D. PIKE ALOIAN AS A SUBSTITUTE NOMINEE IN PLACE OF ANDREW SILBERSTEIN.

Voting Information Update

As discussed above under “Proposal 1—Election of Directors—Nominees for Election as Directors – Substitute Nominee,” the Board has nominated Mr. Aloian to be a substitute nominee for election at the Annual Meeting in place of Mr. Silberstein.

The proxy card initially distributed with the Proxy Statement, which the proxy card distributed therewith incorporates by reference, remains valid. Stockholders who have already returned their proxy card or authorized a proxy over the Internet or by telephone do not need to take any action unless they want to change or revoke their voting instructions. Pursuant to the discretionary voting authority granted to the proxy holders, any shares represented at the Annual Meeting by the old proxy card will be voted with respect to the election of Mr. Aloian, as substitute nominee for Mr. Silberstein, as a director. See “If you have already authorized a proxy to vote your shares at the Annual Meeting” below for additional information.

You do not have to attend the Annual Meeting to vote. The Board is soliciting proxies so that your vote will be counted if you do not attend the Annual Meeting. If you vote by proxy, you will be designating Richard Mack, Michael McGillis and J.D. Siegel, each of whom is a Company officer, each with power of substitution as your proxy, and together as your proxies, to vote your shares as you instruct. If you sign and return your proxy card or vote over the Internet or by telephone without giving specific voting instructions, these individuals will vote your shares by following the Board’s recommendations, as applicable. The proxies also have discretionary authority to vote in their discretion on any other business that properly comes before the Annual Meeting. If any other business properly comes before the Annual Meeting, the proxies will vote on those matters in accordance with their best judgment. If any nominee is no longer a candidate for director at the Annual Meeting, the proxy holders will vote for the rest of the nominees and may vote for a substitute nominee in their discretion, or our board of directors may reduce its size.

If you have already authorized a proxy or voting instruction to vote your shares at the Annual Meeting:

You do not need to submit a new proxy or voting instruction again unless you want to change your vote or revoke your proxy. If you have already submitted a proxy card or voting instructions regarding Mr. Silberstein, such proxy will be voted with respect to Mr. Aloian using the same voting instruction (either For or Withhold) that you indicated for Mr. Silberstein. If you want to change your vote from how you voted for Mr. Silberstein you will need to submit a new proxy card or voting instruction for all proposals using the new proxy card or by submitting a new full proxy over the internet or by telephone, or by contacting your broker who provided your voting instruction.

Authorizing a proxy again will revoke your prior proxy voting instructions. If you authorize a proxy again using the updated proxy card distributed with this Proxy Supplement, or if you authorize a proxy again over the Internet or by telephone, you will revoke your prior proxy, and any proxy will be voted in accordance with your updated voting instructions.

If you have not yet authorized a proxy to vote your shares at the Annual Meeting:

Use the new proxy card to authorize a proxy to vote your shares before the applicable deadline. The Company has updated its proxy card to reflect the substitute nominee. We recommend that you use the updated proxy card distributed with this Proxy Supplement to grant your proxy. Any proxy will be voted in accordance with your voting instructions.

Proxies authorized using the old proxy card will be valid. If you grant your proxy using the old proxy card instead of the updated one, such proxy will be voted with respect to Mr. Aloian using the same voting instruction (either For or Withhold) that you indicated for Mr. Silberstein.

If you submit a signed proxy without indicating your vote on any matter, the designated proxies will vote to elect all nine nominees named in our Proxy Statement, as updated by this Proxy Supplement, as directors, approve the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026, approve the non-binding vote on executive compensation of our named executive officers and approve the amendment to the Claros Mortgage Trust, Inc. 2016 Incentive Award Plan.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Internet Availability, Proxy Statement, Proxy Supplement and 2025 Annual Report to Stockholders are available at www.proxyvote.com.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 01) Derrick D. Cephas 02) Mary Haggerty 03) Pamela Liebman 04) Richard Mack 05) Michael McGillis 06) Denise Olsen 07) Steven L. Richman 08) D. Pike Aloian 09) W. Edward Walter III Nominees: 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. Advisory vote to approve the compensation of Claros Mortgage Trust, Inc.’s named executive officers, as more fully described in the Proxy Statement. 1. Election of Directors CLAROS MORTGAGE TRUST, INC. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2, 3 and 4. Please sign exactly as your name(s) appear(s) hereon and date. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: The proxy holders will vote in their discretion with regard to such other business as may properly come before the meeting or any postponement or adjournment thereof. 4. Approval of an amendment to the Claros Mortgage Trust, Inc. 2016 Incentive Award Plan. T00752-P46735 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. CLAROS MORTGAGE TRUST, INC. C/O MACK REAL ESTATE CREDIT STRATEGIES, L.P. 60 COLUMBUS CIRCLE, 20TH FLOOR NEW YORK, NY 10023 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CMTG2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ! ! ! SCAN TO VIEW MATERIALS & VOTE w 37626-003 19May26 12:47 Page 3 CMTG Claros Motgage Trust

T00753-P46735 Continued and to be signed on reverse side CLAROS MORTGAGE TRUST, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS JUNE 3, 2026 The stockholder(s) hereby appoint(s) Richard Mack, Michael McGillis and J.D. Siegel, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock, par value $0.01 per share, of Claros Mortgage Trust, Inc., a Maryland corporation, that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 1:00 p.m., Eastern Daylight Time on Wednesday, June 3, 2026, and any postponement or adjournment thereof. The undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of which are incorporated by reference, and revoke(s) any proxy heretofore given with respect to such meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF PROPERLY EXECUTED BUT NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. 37626-003 19May26 12:47 Page 4

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # T00837-P46735 *Please check the meeting materials for any special requirements for meeting attendance. CLAROS MORTGAGE TRUST, INC. C/O MACK REAL ESTATE CREDIT STRATEGIES, L.P. 60 COLUMBUS CIRCLE, 20TH FLOOR NEW YORK, NY 10023 CLAROS MORTGAGE TRUST, INC. 2026 Annual Meeting Vote by June 2, 2026 11:59 PM ET You invested in CLAROS MORTGAGE TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 3, 2026. Vote Virtually at the Meeting* June 3, 2026 1:00 p.m., Eastern Daylight Time Virtually at: www.virtualshareholdermeeting.com/CMTG2026 Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 37626-003 19May26 12:47 Page 5 cmtg claros mortgage trust

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends T00838-P46735 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Derrick D. Cephas 02) Mary Haggerty 03) Pamela Liebman 04) Richard Mack 05) Michael McGillis 06) Denise Olsen 07) Steven L. Richman 08) D. Pike Aloian 09) W. Edward Walter III 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. Advisory vote to approve the compensation of Claros Mortgage Trust, Inc.’s named executive officers, as more fully described in the Proxy Statement. For 4. Approval of an amendment to the Claros Mortgage Trust, Inc. 2016 Incentive Award Plan. For NOTE: The proxy holders will vote in their discretion with regard to such other business as may properly come before the meeting or any postponement or adjournment thereof. 37626-003 19May26 12:47 Page 6